UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 26, 2021

Corazon Capital V838 Monoceros Corp

(Exact name of registrant as specified in its charter)

Cayman Islands	001-40281	98-1580509
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

222 West Merchandise Mart Plaza Box #2982 Chicago, IL	60654
(Address of principal executive offices)	(Zip Code)
(872) 215-4602 Registrant’s telephone number, including area code Not Applicable (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A Ordinary Share, $0.0001 par value, and one-third of one redeemable warrant	CRZNU	The Nasdaq Stock Market LLC
Class A Ordinary Shares included as part of the units	CRZN	The Nasdaq Stock Market LLC
Warrants included as part of the units, each whole warrant exercisable for one Class A Ordinary Share at an exercise price of $11.50	CRZNW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

On March 26, 2021, Corazon Capital V838 Monoceros Corp (the “Company”) consummated an initial public offering (the “IPO”) of 20,000,000 units (the “Units”) at an offering price of $10.00 per Unit, and a private placement with Corazon V838 Monoceros Sponsor LLC (the “Sponsor”) of 4,666,667 private placement warrants at a price of $1.50 per warrant (the “Private Placement”). The Company has granted the underwriters of the IPO a 45-day option to purchase up to an additional 3,000,000 Units at the initial public offering price to cover over-allotments, if any. The net proceeds from the IPO together with certain of the proceeds from the Private Placement, $200,000,000 in the aggregate (the “Offering Proceeds”), were placed in a trust account established for the benefit of the Company’s public stockholders and the underwriter of the IPO with Continental Stock Transfer & Trust Company acting as trustee. Except for the withdrawal from interest earned on the Offering Proceeds in the trust account to fund franchise and income taxes payable, or upon the redemption by public stockholders of Class A ordinary shares in connection with certain amendments to the Company’s amended and restated certificate of incorporation, none of the funds held in the trust account will be released until the earlier of the completion of the Company’s initial business combination or the redemption of 100% of the shares of Class A ordinary shares included in the Units and issued by the Company in the IPO if the Company is unable to consummate an initial business combination within 24 months from the closing of the IPO.

On March 31, 2021, the Company issued an additional 379,900 units (the “Over-Allotment Units”) pursuant to the partial exercise by the underwriters of their over-allotment option in connection with the IPO. The Over-Allotment Units were priced at $10.00 per unit, generating total gross proceeds of $3,799,000. Of the proceeds received from the consummation of the IPO, the private placement purchases by the Sponsor and the sale of the Over-Allotment Units, $203,799,000 (or $10.00 per unit sold in the public offering) was deposited in the Company’s trust account.

An audited balance sheet as of March 26, 2020 reflecting receipt of the Offering Proceeds has been issued by the Company and is included as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits
99.1	Audited Balance Sheet

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 1, 2021

CORAZON CAPITAL V838 MONOCEROS CORP

By:	/s/ Steven Farsht
Name: Steven Farsht
Title: Chief Financial Officer